BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock U.S. Government Bond V.I. Fund

(the “Fund”)

Supplement dated May 20, 2020 to the

Statement of Additional Information (“SAI”), dated May 1, 2020

On April 16, 2020, the Board of Directors of BlackRock Variable Series Funds II, Inc. approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of May 19, 2020.

The following change is made to the SAI:

The following is added as the fourteenth paragraph in the section of the SAI entitled “Management and Advisory Arrangements”:

Effective May 19, 2020, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”) with respect to the U.S. Government Bond V.I. Fund. Under the sub-advisory agreement, BIL receives for the services it provides for that portion of the U.S. Government Bond V.I. Fund for which it serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to the U.S. Government Bond V.I. Fund.

Shareholders should retain this Supplement for future reference.

SAI-VAR-USG-0520SUP